EXHIBIT 10.11


                             TERM BONDING AGREEMENT

     This TERM BONDING AGREEMENT (this "Term Bonding Agreement") is made as of August 1, 2002, among NATIONAL FIRE INSURANCE COMPANY OF HARTFORD ("CNA"), APOLLO GOLD CORPORATION, an Ontario corporation ("Apollo Canada"), APOLLO GOLD, INC., a Delaware corporation ("Apollo USA"), and MONTANA TUNNELS MINING, INC., a Delaware corporation ("MTMI"), with reference to the following facts and circumstances:

                                    RECITALS:

     A. MTMI is the wholly-owned Subsidiary of Apollo USA. Apollo USA is the wholly-owned subsidiary of Apollo Canada. As used in this Term Bonding Agreement and in the agreements and other documents attached as Exhibits to this Term Bonding Agreement (the "Ancillary Agreements"), the term "Affiliates" means, collectively, Apollo USA, Apollo Canada, and MTMI.

     B. CNA is the surety, and MTMI's predecessor by reorganization was the principal, under that certain HARD ROCK RECLAMATION BOND NO. 137564969 in the current penal sum of $14,450,000 issued for the benefit of the STATE OF MONTANA, DEPARTMENT OF ENVIRONMENTAL QUALITY (successor to STATE OF MONTANA, BOARD OF LAND COMMISSIONERS) (the "Beneficiary"), on or about July 31, 1994, and amended by INCREASE and DECREASE RIDERS (as modified, amended, and in effect, the "Reclamation Bond"), and covering MTMI's Operating Permit No. 00113 for MTMI's Montana Tunnels Mine located in Jefferson County, Montana (the "Mine").

     C. CNA is the surety, and MTMI's predecessor by reorganization was the principal, under that certain HARD ROCK RECLAMATION BOND NO. 137564972 in the current penal sum of $53,186 issued for the benefit of the Beneficiary on or about July 31, 1994, and amended by INCREASE RIDER dated on or about September 12, 1996 (as modified, amended, and in effect, the "Exploration Bond"), and covering MTMI's Exploration License No. 00277. The Reclamation Bond and the Exploration Bond are sometimes collectively referred to in this Term Bonding Agreement as the "CNA Bonds."

     D. On February 5, 1999, MTMI became the principal under the CNA Bonds pursuant to the plan of reorganization and the confirmation order confirming said plan entered December 28, 1998, in the bankruptcy proceedings styled In re MONTANA TUNNELS MINING, INC., Debtor, United States Bankruptcy Court for the District of Nevada, Case No. BK-N-98-30095.

     E. Minding under MTMI's current Mine plan has concluded, and, but for the investments proposed to be made by the Affiliates, MTMI standing alone lacks the unencumbered financial resources necessary to complete the reclamation obligations secured by the CNA Bonds.

     F. The Affiliates require as a condition to making the investments necessary to return MTMI to active mining operations, that CNA and the Affiliates who are parties to such agreements enter into this Term Bonding Agreement, the Collateral Trust Agreement substantially in the form of Exhibit A attached to this Term Bonding Agreement (the "Trust Agreement"), the General Indemnity Agreement (Canada), substantially in the form set forth in Exhibit B attached to this Term Bonding Agreement (the "Apollo Canada Indemnity Agreement"), the General Indemnity Agreement (USA), substantially in the form set forth in Exhibit C attached to this Term Bonding Agreement (the "Apollo USA Indemnity Agreement"), so as to provide for continuity of the CNA Bonds while the pit expansion project is carried out.

     G. CNA requires, as a condition to granting to MTMI the continuity of the CNA Bonds during the Stand-Still Period and other benefits contemplated by this Term Bonding Agreement, that the Affiliates enter into this Term Bonding Agreement and the Ancillary Agreements, so as to provide CNA with a security


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interest in the funds and investments ("Assets") to be deposited by one or more of the Affiliates into and held in the Trust Account provided for in the Trust Agreement (the "Trust Account").

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CNA and the Affiliates (collectively, "the Parties") agree as follows:

     SECTION 1.  INCREASES AND DECREASES IN PENAL SUMS.
                                                      -

          1.1 INITIAL INCREASE. Within 5 business days after the Effective Date (the "Closing Date"), and to take effect as of August 1, 2002, CNA shall execute and deliver to the Beneficiary an Increase Rider substantially in the form of Exhibit D attached to this Term Bonding Agreement, having the effect of increasing the penal sum of the Reclamation Bond by $537,688 to an aggregate total Reclamation Bond penal sum of $14,987,688; PROVIDED, HOWEVER, that the Affiliates shall deposit (or shall cause MDEQ to deposit) $687,688 into the Trust Account. The Affiliates' deposit into the Trust Account will occur prior to or simultaneously with CNA's execution and delivery of the Increase Rider to the Beneficiary.

          1.2 SUBSEQUENT CHANGES IN PENAL SUMS. From time to time during the effective term of this Term Bonding Agreement, CNA shall execute and deliver all such "Decrease Riders (a CNA Bond Rider having the effect of reducing the penal sum of either of the CNA Bonds) as may be requested by MTMI and consented to by the Beneficiary. From time to time during the effective term of this Term Bonding Agreement, CNA may, in CNA's sole discretion, but CNA shall not be required to, execute and deliver any such further "Increase Riders" (a CNA Bond Rider having the effect of increasing the penal sum of either of the CNA Bonds) as may be requested by MTMI and accepted by the Beneficiary; PROVIDED, HOWEVER, that, the Affiliates shall concurrently with the effectiveness of any Increase Rider deposit into the Trust Account an additional amount of money equal in value to the amount by which the penal sum of the affected CNA Bond is to be increased by such Increase Rider.

     SECTION 2. PREMIUM. CNA hereby acknowledges full payment of all premium, commission, and other amounts payable with respect to the CNA Bonds for all periods through and including July 31, 2002. For all periods on and after August 1, 2002, no premium, commission, or other amounts in the nature of premium or commission shall be payable with respect to the CNA Bonds. CNA shall be solely responsible for any claim by, or liability to, any broker or agent claiming entitlement to any premium, commission, or payment in the nature of premium or commission on account of the CNA Bonds' remaining outstanding without such broker or agent receiving premium or commission on and after August 1, 2002. CNA shall have sole responsibility to file any rate tariffs or other documents, if any, necessary to permit the CNA Bonds to remain outstanding during the Standstill Period as provided in this Term Bonding Agreement. On and after August 1, 2002, the premiums on the aggregate penal sum of the CNA Bonds shall accrue at a rate of 1.4% per annum. Accrued premiums shall not be due and owing until such time as the total value of the Trust Account equals the then current aggregate penal sum of the CNA Bonds. When the total value of the Trust Account equals the then current aggregate penal sum of the CNA Bonds, the Monthly Deposit Amount (as defined infra.) shall be paid to CNA in lieu of the Trust Account, in satisfaction of premiums which have accrued but have not been paid on the CNA Bonds. CNA shall be responsible for the payment of any commissions to any agent or broker related to the CNA Bonds from the premiums received by CNA. The accrued and unpaid premium balance shall be reduced by the amount of the Monthly Deposit Amounts paid to CNA until the balance of the accrued premiums is zero. Interest shall not accrue or be payable on the accrued and unpaid premium balance or otherwise. CNA shall deliver to MTMI within 10 days after the end of each Bonding Year, and at any other reasonable


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interval upon request, a Premium Accrual Certificate setting forth the opening balance, closing balance, and computation of premium accrued and paid for the period since the last Premium Accrual Certificate in reasonable detail sufficient to permit MTMI to confirm CNA's computations.

     SECTION 3. TERM. This Term Bonding Agreement will take effect on the date upon which the last Party to do so executes and delivers this Term Bonding Agreement to the other Parties (the "Effective Date"), and shall continue in effect indefinitely until terminated as provided in section 7.

     SECTION 4. INDEMNITY AGREEMENT. Concurrent with the execution and delivery of this Term Bonding Agreement, Apollo Canada shall execute and deliver to CNA the Apollo Canada Indemnity Agreement and Apollo USA and MTMI shall execute and deliver to CNA the Apollo USA Indemnity Agreement (collectively, the "Indemnity Agreements"). Once executed and delivered by MTMI, the Apollo USA Indemnity Agreement shall supersede the General Agreement of Indemnity executed by MTMI in CNA's favor on January 6, 2000, and any other prior indemnity agreement executed by MTMI. The Parties acknowledge and agree that, in the absence of an Event of Default, the terms, conditions and remedies set forth in the indemnity agreements will not be implemented. Accordingly, although the Indemnity Agreements are executed and delivered by the Affiliates on the Effective Date, the rights and remedies of CNA and the other entities included within the term "Company," as defined in the Indemnity Agreements, may not be exercised during the effective term of this Term Bonding Agreement unless an Event of Default has occurred and is continuing.

     SECTION 5.  TRUST ACCOUNT

          5.1 DEPOSITS TO THE TRUST ACCOUNT. On or before the Effective Date, the Parties shall execute, deliver, and perform the Trust Agreement. During the effective term of this Term Bonding Agreement, one or more of the Affiliates shall make deposits into the Trust Account: (i) in the amount calculated as provided in paragraph 5.2 during each month of the effective term of this Term Bonding Agreement, commencing with August 2002, and continuing until the value of the Trust Account is equal to the aggregate outstanding penal sum of the CNA Bonds (each, a Monthly Deposit Amount"); and (ii) concurrently with any increase in the aggregate penal sum outstanding under the CNA Bonds, in the amount and as required pursuant to paragraph 1.2.

          5.2 CALCULATION OF MONTHLY DEPOSIT OBLIGATIONS. Each successive 12-month period commencing each August 1 during the effective term of this Term Bonding Agreement is referred to in the Term Bonding Agreement as a "Bonding Year." The Monthly Deposit Amount for each Bonding Year shall be calculated as follows:

               5.2.1 The Monthly Deposit Amount for the 12 Monthly Deposits to be made during the Bonding Year commencing August 1, 2002, shall be $75,000 per month and shall not be subject to adjustment; PROVIDED, HOWEVER, that the $687,688 to be deposited in the Trust Account as a condition to the Increased Rider provided for in paragraph 1.1 of this Term Bonding Agreement includes as an integral component thereof the Monthly Deposit Amounts otherwise payable on August 1, 2002 and September 1, 2002.

               5.2.2 Starting in August 2003, if the arithmetic mean of the New York Spot Market closing gold bid prices for all days when such market was open during the Bonding Year then just ended as reported by KITCO, INC., on its Internet reporting service accessible at http://www.kitco.com (the
                                                  --------------------
     "Average Gold Price") falls between $300 per ounce and $350 per ounce, inclusive, then the Monthly Deposit Amount for the 12 Monthly Deposits to be made during the Bonding Year then just commenced shall be $75,000.


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               5.2.3  Starting in August 2003, if the Average Gold Price for the
     Bonding Year then just ended is greater than $350 per ounce, then the Monthly Deposit Amount for the 12 Monthly Deposits to be made during the Bonding Year then just commenced shall be the value derived by solving for x in the formula x = $75,000 + [$1,000 * (a - $350], where a equals the Average Gold Price for the Bonding Year then just ended rounded to the nearest whole Dollar. By way of example and without limiting the generality of the foregoing, a hypothetical Average Gold Price of $375 for any Bonding Year would result in a Monthly Deposit Amount of $100,000 for the following Bonding Year, calculated as follows: $100,000 = 75,000 + [$1,000 * ($375 -
     $350)].

               5.2.4 Starting in August 2003, if the Average Gold Price for the Bonding Year then just ended is less than $300 per ounce, then the Monthly Deposit Amount for the 12 Monthly Deposits to be made during the Bonding Year then just commenced shall be the value derived by solving for x in the formula x = $75,000 - [$1,000 * ($300 - a)], where a equals the Average Gold Price for the Bonding Year then just ended rounded to the nearest whole Dollar. By way of example and without limiting the generality of the foregoing, a hypothetical Average Gold Price of $275 for any Bonding Year would result in a Monthly Deposit Amount of $50,000 for the following Bonding Year, calculated as follows: $50,000 = 75,000 - [$1,000 * ($300 -
     $275)].

               5.2.5 Notwithstanding the foregoing, at no time shall the Monthly Deposit Amount be less than $0 per month.

               5.2.6 Notwithstanding the foregoing, the Affiliates shall not be obligated to make any Monthly Deposit Amount into the Trust Account at any time when the value of the Trust Account shall then be equal to or greater than the aggregate outstanding penal sum of the CNA Bonds. However, once the value of the Trust Account is equal to or greater than the aggregate outstanding penal sum of the CNA Bonds, the Monthly Deposit Amount shall be paid to CNA, not the Trust Account, and shall reduce the outstanding balance of the accrued and unpaid premiums. After the balance of the unpaid premiums and commissions is reduced to zero, the Monthly Deposit Amounts shall cease to be paid by the Affiliates. If any accrued and unpaid premium shall be outstanding at a time when the value of the Assets in the Trust Account exceeds the aggregate penal sum of the CNA Bonds, such surplus shall be released to CNA as a payment of accrued and unpaid premium payable under this Term Bonding Agreement. If all accrued premium payable under this Term Bonding Agreement shall have been paid in full, then CNA shall promptly release from the Trust Account to the sole control of the Affiliates upon request any Assets held in the Trust Account that have the effect of causing the Trust Account to have a value greater than the aggregate penal sum of the CNA Bonds then outstanding.

               5.2.7 Within 10 days after each August 1 during the effective term of this Term Bonding Agreement, commencing with August 1, 2003, the Affiliates shall deliver a Monthly Deposit Amount Calculation Certificate, substantially in the form of Exhibit E attached to this Term Bonding Agreement, executed by an authorized officer on behalf of each of the Affiliates setting forth (i) the Average Gold Price for the Bonding Year then just ended; (ii) setting forth all of the closing bid price data used to calculate such Average Gold Price; and (iii) the Monthly Deposit Amount for each of the 12 Monthly Deposits to be made during the Bonding Year then just started, calculated as provided in this section 5.

               5.2.8 All Monthly Deposit Amounts shall be received in the Trust Account on or before the first business day of each month, except that (i) the Monthly Deposit Amount for August 2002 and any subsequent month that commences before the Closing Date shall be payable on the Closing Date; and

     (ii) the Monthly Deposit Amount for each August after August 2002 shall be received on or before the 15th business day of that month in order to permit computation of the Monthly Deposit Amount for the Bonding Year then just commenced.

          5.3 SECURITY INTERESTS. Each of the Affiliates that hold an interest in the Trust Accounts shall execute and file all such Form UCC-1 financing statements with the Delaware Secretary of State, and shall do all such further acts and things as shall be necessary or convenient, in order to grant to CNA and to continue in good standing a fully-perfected, first-priority security interest in the full value of the Trust Account Assets (but no other assets) in accordance with Article 9 of the Uniform Commercial Code as in effect in the State of Delaware from time to time, such security interest to remain in effect with respect to all assets held in the Trust Account until the CNA Bonds are released.

          5.4 USE OF ACCOUNT ASSETS. Unless earlier withdrawn under another provision of this Term Bonding Agreement or the Ancillary Agreements, the Trust Account Assets shall remain in the Trust Account until completion of mining at MTMI's Mine and shall be used to secure MTMI's obligations to CNA pursuant to the CNA Bonds.

     SECTION 6. STAND-STILL. CNA Agrees that, during the effective term of this Term Bonding Agreement but only so long as no Event of Default has occurred and is continuing (the "Stand-Still Period"), CNA shall refrain from any cancellation of the CNA Bonds, issuing any notice of cancellation of the CNA Bonds, and any other act or omission aimed at cancellation of the CNA Bonds, actual or purported.

     SECTION 7. TERMINATION. So long as no Event of Default (as defined below) has occurred and is continuing, this Term Bonding Agreement and the Ancillary Agreements shall continue in effect indefinitely until terminated under any one of the following the termination provisions:

          7.1 TERMINATION UPON RELEASE OF CNA BONDS. This Term Bonding Agreement and the Ancillary Agreements shall terminate automatically and without notice when the Beneficiary shall have released the CNA Bonds. The Affiliates may obtain release of the CNA Bonds by delivering substitute bonding to the Beneficiary at any time. Upon the Affiliates' request, CNA will cooperate through appropriate escrow arrangements whereby CNA's interests in the Trust Account will be released simultaneously with the delivery of substitute bonding so that the Trust Account assets can serve as security to the issuer of the substitute bonding simultaneously with the release of the CNA Bonds.

          7.2 TERMINATION WITHOUT CAUSE. So long as no Event of Default has occurred and is continuing, CNA may not terminate this Term Bonding Agreement or the Ancillary Agreements during the period from the Effective Date through the July 31, 2017 (the "Stand-Still Period"). After the Stand-Still Period, CNA may unilaterally terminate this Term Bonding Agreement and the Ancillary Agreements without cause by giving not less than thirty (30) days written notice of termination to the Affiliates. Until notice of termination is given, the Term Bonding Agreement and the Ancillary Agreements shall continue in effect.

          7.3 TERMINATION BY CNA FOR CAUSE. CNA may unilaterally terminate this Term Bonding Agreement for cause, thereby giving CNA the unilateral right to avail itself of the remedies under the indemnity agreements, if, but only if, any of the following events shall occur and shall continue uncured for ten (10) days after the Affiliates' receipt of CNA's written notice of the occurrence of such event and demand for performance (each an "Event of Default").

               7.3.1 CNA receives notice from the Beneficiary that CNA is required to make payment of all or any portion of the penal sum of either the CNA Bonds to the Beneficiary under the terms of either of the CNA Bonds on account of MTMI's refusal or failure to perform any of MTMI's obligations to Beneficiary which are secured by either of the CNA Bonds;

               7.3.2 the Affiliates shall fail to deliver copies of Apollo Canada's consolidated and consolidating quarterly and annual financial statements to CNA within 30 days after the same are required to be delivered to stockholders pursuant to applicable laws;

               7.3.3 the Affiliates shall fail to make any deposit of funds into the Trust Account when due in accordance with section 5 of this Term Bonding Agreement;

               7.3.4 the Affiliates shall breach any material obligation to CNA under this Term Bonding Agreement or and of the Ancillary Agreements; or

               7.3.5 the Affiliates shall fail to permit, at the request of CNA on reasonable notice, CNA's designated representative(s), in reasonable numbers and at reasonable intervals, to inspect the MTMI Mine site.

          7.4 EFFECT OF CNA BONDS' INVALIDITY. In the event the State of Montana shall withdraw CNA's certificate of authority to issue surety bonds or otherwise take any action against CNA whereby the CNA Bonds are not deemed by the State of Montana to satisfy bonding requirements applicable to MTMI to the full extent of the CNA Bonds then penal sum without fault by CNA and MTMI is ordered by the State of Montana to cease mining operations as a result, then, in addition to any other remedies available under this Term Bonding Agreement or applicable laws, the obligations of the Affiliates to make Monthly Deposits to the Reclamation Account shall be suspended until mining operations are permitted to resume. Once the CNA Bonds are released by the Beneficiary, monies in the Trust Account shall be released to the Affiliates so as to enable the Affiliates to use the money as collateral to obtain full substitute bonding from third parties.

          7.5 In the event of a Termination pursuant to sections 7.1, 7.2, or 7.3 the Affiliates obligation to pay the accrued premiums and commissions shall become due. In the event of a termination pursuant to section 7.1 the Affiliates obligation to pay CNA the outstanding balance of the accrued premiums and commissions shall survive the Termination and the Affiliates shall continue to make Monthly Deposit Amount payments to CNA until the outstanding balance of the accrued premiums and commissions is zero.

     SECTION 8.  MISCELLANEOUS.

          8.1 FEES AND COSTS. Each of the Parties to this Term Bonding Agreement shall pay its own respective attorneys' fees and expenses incurred in connection with the negotiation and administration of this Term Bonding Agreement and the Ancillary Agreements, if any. In the event of litigation alleging a right to damages on account of a material breach of this Term Bonding Agreement or the Ancillary Agreements, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees.

          8.2 DEFINED TERMS AND VARIANTS OF DEFINED TERMS. Any plural, singular, possessive, feminine, masculine, past, present or future variant of any of the terms defined parenthetically or otherwise in this Term Bonding Agreement or any Ancillary Agreement shall have the correlative meaning of the term of which it is a variant. As used in this Bonding Agreement: the symbol "$" and the term "Dollars" each means United States Dollars; and the term "ounces" and the abbreviation "oz." each means Troy Ounces.

          8.3 ENTIRE AGREEMENT. Except as expressly provided in the Ancillary Agreements, this Term Bonding Agreement contains the entire understanding and agreement between the Parties in connection with the subject matter hereof, and there are no oral or written collateral agreements between the Parties. If there is any conflict between the provisions of this Term Bonding Agreement and the Trust Agreement, the provisions of the Trust Agreement shall prevail. The Term Bonding Agreement shall prevail if there is a conflict between its provisions and that of any Ancillary Agreement except the Trust Agreement.

          8.4 EFFECT OF AMBIGUITIES. This Term Bonding Agreement and the Ancillary Agreements are the result of extensive negotiations and shall be deemed to have been jointly prepared by the Parties hereto. Any ambiguities that may exist within this Term Bonding Agreement or any of the Ancillary Agreements shall be construed neither in favor of nor against any Party or any Affiliate but rather in accordance with the fair meaning thereof.

          8.5 AMENDMENTS. Neither this Term Bonding Agreement nor any of the Ancillary Agreements may to be altered or varied except in writing duly signed by all of the Parties and all Affiliates that are parties thereto.

          8.6 RELIANCE. Each Party acknowledges that it has been fully advised by legal counsel of its choice with regard to this Term Bonding Agreement and the Ancillary Agreements, and that, in executing this Term Bonding Agreement and the Ancillary Agreements, it is relying fully upon its own judgment and advice of such counsel and not upon any representation or warranty of the other Party or such Party's Affiliates that is not expressly set forth in writing in the Term Bonding Agreement or in the Ancillary Agreements.

          8.7 THIRD-PARTY BENEFICIARIES. Except as otherwise provided in this Term Bonding Agreement or the Ancillary Agreements, nothing in this Term Bonding Agreement, either expressed or implied, is intended to confer upon or to give any person (other than the Parties) any rights or remedies, or to release any person from any liability or obligation, by reason of any term, provision, condition, undertaking, warranty, representation, or agreement contained in this Term Bonding Agreement. Without limiting the generality of the foregoing, neither this Term Bonding Agreement nor any of the Ancillary Agreements is intended to create any public or private trust for the benefit of the State of Montana or any other person interested in the reclamation of MTMI's Mine site. In executing and delivering the Term Bonding Agreement and the Ancillary Agreements and in participating in the transactions contemplated by the Term Bonding Agreement and the Ancillary Agreements, each of the Parties is acting as an independent contractor in pursuit of its own interests and not as a representative, employee, agent, or other fiduciary of any other Party.

          8.8 NOTICES. All notices, instructions, or demands of any kind that any Party desires to give or to make upon the other Party in connection with this Term Bonding Agreement or the Ancillary Agreements shall be in writing and shall be deemed to be delivered by depositing the notice, instruction or demand in the United States mail, certified or registered, return-receipt-requested, with first class or priority-mail postage, certification or registration-fees, and return receipt fees pre-paid, and addressed to the other Party as follows:

     If to CNA, to:                CNA
                                   CNA Plaza, 13 South
                                   Chicago, IL 60685-0001

                                   ATTN:  Sharon A. Sartori, Executive Vice
                                          President And Chief Underwriting
                                          Officer


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                                   ATTN:  Thomas P. Greasel, Vice President and
                                          Chief Claims Officer

     If to the Affiliates, to:     Montana Tunnels Mining, Inc.
                                   Denver Executive Offices
                                   4601 DTC Boulevard, Ste. 750
                                   Denver, CO 80237-2571

                                   ATTN:  General Counsel

Any Party may change its address for receiving notices stated above by giving notice to the other Party as provided above.

          8.9 COUNTERPARTS. This Term Bonding Agreement and the Ancillary Agreements may be executed in counterparts with the same force and effect as if all signatures were set forth on a single instrument.

          8.10  DUE AUTHORITY.  Each party expressly warrants to the other
Party: (i) that it has the power and authority to execute and to deliver the Term Bonding Agreement and the Ancillary Agreements to which it is a Party and to perform its obligations thereunder; and (ii) that all necessary formalities have been observed in executing this Term Bonding Agreement and the Ancillary Agreements to which it is a Party.

          8.11 EXHIBITS. Each of the Exhibits marked as Exhibit A through Exhibit E and attached to this Term Bonding Agreement (the "Exhibits"), is incorporated into this Term Bonding Agreement by this reference.

          8.12 SUCCESSORS AND ASSIGNS. This Term Bonding Agreement, the Ancillary Agreements, and the obligations, rights, and benefits of CNA and the Affiliates thereunder, shall be binding upon and shall inure to the benefit of their respective successors and assigns.

          8.13 FURTHER ASSURANCES. The Parties shall do, or cause to be done, all such further acts and things, as shall be reasonably necessary or convenient to the end that the parties and the Affiliates will receive the intended benefits of this Term Bonding Agreement. Without limiting the generality of the foregoing, so long as an Event of Default has not occurred and is not continuing CNA will from time to time when reasonably requested by an
Affiliate: (i) execute and deliver an estoppel certificate to any current or prospective lender or vendor of any Affiliate that may request such certification, so as to assure such lender or vendor that, as of the date of the certificate, to the best knowledge of CNA: (A) an Event of Default has not occurred and is not continuing; and (B) that CNA does not then claim a security interest in any assets of the Affiliates other than the assets held in the Trust
Account: and, (ii) if requested by such lender or vender, CNA shall execute and deliver a subordination agreement having the effect of subordinating any security interests held by CNA to the security interests held or to be granted by any Affiliate to such lender or vendor. Any request for an estoppel certificate or a subordination agreement made to CNA under this paragraph 8.13 shall be accompanied by a certificate signed by a duly authorized officer on behalf of all of the Affiliates certifying that, to the best knowledge of the certifying officer, no Event of Default has occurred and is continuing, and CNA may rely on such certificate in executing and delivering the requested estoppel certificate or subordination agreement. Notwithstanding the above, in no event shall CNA be required to execute an estoppel certificate or subordination agreement for any Assets in the Trust Account.


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     IN WITNESS WHEREOF, the Parties have each executed this Term Bonding
Agreement by their duly authorized officers as of and with effect from the Effective Date.

"CNA"                                   "MTMI"

NATIONAL FIRE INSURANCE COMPANY OF      MONTANA TUNNELS MINING, INC.
HARTFORD


By:  /s/ Thomas P. Greasal              By:  /s/ Donald W. Vagstad
   -------------------------------         ----------------------------
     THOMAS P. GREASEL                        Donald W. Vagstad
Its: VICE PRESIDENT & CHIEF CLAIMS      Its:  Vice President
     OFFICER

                                        Executed by MTMI on September 26, 2002,
Executed by CNA on September 25,        at Helena, Montana.
2002, at CNA Plaza, Chicago,
IL 60685

"Apollo USA"                            "Apollo Canada"

APOLLO GOLD, INC.                       APOLLO GOLD CORPORATION


By:  /s/ Donald W. Vagstad              By:  /s/ Donald W. Vagstad
   --------------------------              ----------------------------
     Donald W. Vagstad                        Donald W. Vagstad
Its: Vice President                     Its:  Vice President


Executed by Apollo USA on               Executed by Apollo Canada on
September 26, 2002, at Helena,          September 26, 2002, at Helena, Montana
Montana

                                INDEX TO EXHIBITS

A.     Collateral Trust Agreement

B.     General Agreement of Indemnity (Canada)

C.     General Agreement of Indemnity

D.     Increase Rider

E.     Monthly Deposit Amount Calculation Certificate

                           COLLATERAL TRUST AGREEMENT

THIS COLLATERAL TRUST AGREEMENT, dated as of September 26, 2002 (the "Agreement"), among Montana Tunnels Mining, Inc. (the "Grantor"), Western Surety Company (the "Beneficiary"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Trustee"). The Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a "Party" and collectively as the "Parties".

                                   WITNESSETH:

WHEREAS, the Trustee is a member of the Federal Reserve System of the United States of America and is not a Parent, Subsidiary or Affiliate of the Grantor of the Beneficiary;

WHEREAS, the Grantor has been issued a Hard Rock Reclamation Surety Bond by National Fire Insurance Company of Hartford (hereinafter "National Fire") attached hereto as Exhibit 1 (the "Bond");

WHEREAS, the Grantor desires to transfer to the Trustee for deposit to a trust account (the "Trust Account") money for the account of the Beneficiary for the purpose of securing any and all of Grantor's obligations to National Fire under the Bond and the agreements between Grantor and National Fire in connection with the Bond, (all such obligations, together with any and all obligations of Grantor to Beneficiary under this Collateral Trust Agreement, hereinafter collectively "Grantor's Obligations" or "Obligations");

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary for the purpose of facilitating the placement of money in the Trust Account in order to secure the Grantor's Obligations to the Beneficiary and National Fire under the Bond, and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

WHEREAS,  the  Trust  Account  is  established  under  the  laws of the State of
Illinois:

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the Parties hereby agree as follows:

Sec.1.     Deposit  and  Maintenance  of  Assets  to  the  Trust  Account.
           ---------------------------------------------------------------

     (a) The Grantor hereby establishes an irrevocable Trust Account, pursuant to the terms of this Agreement to be held in trust by Trustee for the benefit of the Beneficiary. All money deposited in the Trust Account by Grantor is absolutely and irrevocably transferred to the Trustee for management pursuant to this Agreement. Grantor, Beneficiary, and Trustee intend that no party, including third parties, have access to any Assets in the Trust Account.

     (b) The Grantor shall establish the Trust Account by transferring to it an initial amount of $687,688 prior to October 1, 2002, with the Trustee, who shall administer the Trust Account in its name as Trustee for the Beneficiary. No withdrawal of the Assets (as hereinafter defined) of the Trust Account shall be made except at the express direction of the Beneficiary as provided herein.

     (c) The Grantor shall transfer to the Trustee, for deposit to the Trust Account, the initial sum of $687,688, and may transfer to the Trustee, for deposit to the Trust Account, such other amounts as may be allowed and/or required under this Agreement, the Term Bonding Agreement, and the Bond (all such amounts including incomes thereon and proceeds and reinvestments thereof are herein referred to as the "Assets"). The deposits shall consist only of money in U.S. dollars. The Trustee shall provide to the Beneficiary a certification of its receipt of the Grantor's initial deposit.

     (d) The Trust Account will consist of the monies in the aforementioned account, any other cash subsequently deposited into the Trust Account, the investments and reinvestments thereof and all earnings, interest, and profits thereon, less any Withdrawal, Reduction or payments made by the Trustee pursuant to this Agreement.

     (e) The Grantor shall deliver any Assets to be deposited into the Trust Account to the Trustee via wire transfer, except for the initial deposit which may be made by checks. The Trustee shall have no duty to collect from the Grantor or any other person any amounts that may be required by this Agreement to be deposited into the Trust Account.

     (f) Grantor agrees that it will not, without the prior written consent of the Beneficiary, assign or transfer, and will not mortgage, pledge or otherwise encumber or suffer to exist any lien on or with respect to, any money in the Trust Account.

     (g) Notwithstanding the foregoing, the parties intend that this Trust be a "Grantor Trust" for federal income tax purposes and that all the income of the trust shall be taxable on a current basis to the Grantor. The Trustee shall prepare and file the appropriate tax returns.

Sec.2.     Withdrawal  of  Assets  from  the  Trust  Account.
           --------------------------------------------------

     (a) Upon default in the performance of any of Grantor's Obligations, the Beneficiary shall have the right, at any time and from time to time, to withdraw from the Trust Account, upon written notice to the Trustee at Trustee's address as set forth in Section 17 herein below (the "Withdrawal Notice"), any quantity or amount of such Assets as are specified in such Withdrawal Notice. Any Withdrawal Notice must be received by the Trustee no later than 3:00 p.m. Chicago time the business day prior to execution of the withdrawal transaction. The Withdrawal Notice may designate a third party (the "Designee") to whom Assets specified therein shall be delivered and may condition delivery of such Assets to such Designee upon receipt, and deposit to the Trust Account, of other Assets specified in such Withdrawal Notice, all as determined by Beneficiary and as set forth in the Withdrawal Notice. The Beneficiary need present no statement or documentation in addition to a Withdrawal Notice in order to withdraw any Assets.

     (b) Upon receipt of a Withdrawal Notice, the Trustee shall, at Beneficiary's written direction, promptly transfer such Assets to, or for the account of, Beneficiary or such Designee as is specified in such written direction.

     (c) To the extent Beneficiary and Grantor agree that the Assets in the Trust Account exceed Grantor's Obligations, Grantor shall have the right to withdraw Assets from the Trust Account upon providing Trustee with written notice (The "Reduction Notice"). The Reduction Notice shall be prepared by Grantor, but shall have no force or effect unless and until confirmed and approved by the Beneficiary in writing. The Reduction Notice shall reflect the amount to be withdrawn from the Trust Account. Upon Beneficiary's confirmation and approval of the Reduction Notice, Trustee shall deliver the amount to be withdrawn per the written instructions of the Grantor as contained in the Reduction Notice.

     (d) Notwithstanding paragraphs (a), (b), and (c) of the Section 2 and of this Agreement, in the absence of a Withdrawal Notice or Reduction Notice the Trustee shall allow no withdrawal of any Assets from the Trust Account.

     (e) The Trustee shall have no liability for any losses to the Trust Account that may be incurred as a result of any liquidation of Assets of the Trust Account in order to satisfy a request for a distribution in cash or for the validity, enforceability, perfection or priority of any lien, charge, security interest or other encumbrance claimed by any person against, in or with respect to the Trust Account or any Asset thereof.

Sec.3.     Application  of  Assets.
           ------------------------

     (a) The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets for the following purposes only:

          i) to pay or reimburse the Beneficiary or National Fire for any unpaid or unreimbursed portion of Grantor's Obligations;

          ii) to pay or reimburse the Beneficiary or National Fire for any amounts due to Beneficiary or National Fire as a result of Grantor's default under any Bond;

          iii) to reimburse the Beneficiary or National Fire for any amounts advanced by the Beneficiary or National Fire on behalf of Grantor for services performed by third parties in accordance with the Bond or Grantor's Obligations, and

          iv) where any of the Grantor's Obligations remain unliquidated and undischarged ten days prior to the termination date (as set forth in Section 10), to withdraw the Assets and deposit such amounts in a separate account, apart from its other assets, in the name of the Beneficiary, in any bank or trust company organized in the United States, in trust for the uses and purposes specified in subparagraphs (i) through (iii) of this paragraph (a).

     (b) The Trustee shall have no duty, responsibility or authority whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner contemplated by paragraph (a) of this Section 3, or to take, or refrain from taking any action on account of the use or application any Assets in relation to the provisions of said paragraph (a) of this Section 3.

Sec.4.     Income.
           -------

     The Trustee shall make such investments of any cash at any time in the Trust Account as the Beneficiary may specifically direct in writing. In the absence of such direction the Trustee shall invest such cash in one or more of its propriety money market mutual funds. All payments of interest, dividends and other income in respect of Assets in the Trust Account received by the Trustee shall be deposited into the Trust Account, to become a part thereof for all purposes hereunder, until such time as the Trustee is directed otherwise by the Beneficiary. The parties hereby direct the Trustee to treat the Trust Account as a grantor-type trust for federal and Illinois income tax purposes and the Grantor shall provide the Trustee with a completed IRS Form W-9 and any other documents the Trustee may reasonably request in order to comply with federal income tax withholding rules and regulations then in force.

Sec.5          Corporate  Actions.
               -------------------

     The Trustee shall advise the Grantor and Beneficiary upon receipt by Trustee of notice of any corporate action affecting any Assets in the Trust Account. The Trustee shall forward all corporate action materials, and such other materials it regularly sends to its customers relating to the securities it holds, to the Grantor, with a copy to the Beneficiary. The Trustee shall follow instructions signed by the Grantor and Beneficiary with regard to voting such corporate actions, and to the extent necessary, shall execute and deliver such corporate actions to the appropriate party.

Sec.6.     Additional  Rights  and  Duties  of  the  Trustee.
           --------------------------------------------------

     (a) The Trustee shall notify the Grantor and the Beneficiary in writing within ten (10) days following each deposit to, or withdrawal from the Trust Account.

     (b) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

     (c) The Trustee shall furnish to the Grantor and the Beneficiary a complete statement of all Assets and their market valuations in the Trust Account upon the inception of the Trust Account and monthly thereafter.

     (d) Upon reasonable notice from the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy at their expenses, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

     (e) Except as otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon the instructions, and shall be fully protected in acting in accordance with such instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor and the Beneficiary, respectively, and by Attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission or electronic media, if the Trustee reasonably believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties and further provided such instructions are consistent with the terms of this Agreement. The Trustee shall not be charged with notice of any change in authority of an officer or attorney-in-fact of either Grantor or Beneficiary until Trustee receives written notification of such change from the party for which it will be effective. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance on such instructions. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

     (f) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be subject to, nor obliged to recognize, any other instrument governing the rights or duties of the other parties to this Agreement (including the Bond), even though reference thereto may be made in this Agreement. The Trustee shall be liable for its own and its agents' negligence, willful misconduct, or lack of good faith, its being understood that central banks, depositories and clearing organizations are not the agents of the Trustee. In no event shall the Trustee be liable to any person for punitive, special, indirect or consequential damages of any kind, even if it is advised of the possibility thereof. In the event of such loss or damage to the Assets resulting from the Trustee's or its agents' negligence, willful misconduct, or lack of good faith, the Trustee, at its option, shall promptly replace (at its own expense) said Assets (by, among other means, posting appropriate security or bond with issuers of such Assets and obtaining their reissuance) with other Assets of like kind and quality, or their value as of the date of discovery of the loss.

     (g) The Trustee shall have no responsibility to determine whether the Assets in the Trust are sufficient to secure the Grantor's liability under the Bond.

Sec.7.     The  Trustee's  Compensation  and  Expenses.
           --------------------------------------------

     (a) Annual Fees. The Grantor shall pay the Trustee, as compensation for its services under this Agreement, an annual fee for applicable services as may be mutually agreed from time to time by the parties. The Grantor shall pay the annual fee to the Trustee no later than 30 days after the execution date of this Agreement, and within 30 days after each anniversary of the execution date thereafter. However, in the event that the number of transactions exceed twenty-five in one month the Trustee reserves the right to invoice the Grantor on a quarterly basis with payment due no later than thirty days after the date of the invoice. If the Grantor fails to pay the annual fee to the Trustee within the allotted time, then the Trustee shall have the right to resign pursuant to Section 9 herein.

     (b) Other Fees. The Grantor shall pay or reimburse the Trustee for all of the Trustee's reasonable expenses and disbursements in connection with its duties under this Agreement (including, but not limited to attorney's fees and expenses, on-line reporting fees, and other extraordinary expenses such as shipping, special report requests, etc.), except any such expense or disbursement resulting from the Trustee's negligence, willful misconduct, or lack of good faith.

     (c) No Assets shall be used or withdrawn from the Trust Account nor lien, encumbrance or security interest in the Assets permitted or perfected for the purpose of paying compensation to, or reimbursement of the expenses or indemnification of, the Trustee.

     (d) All taxes of any kind that may be assessed or levied against or in respect of the Trust Fund shall be paid or reimbursed by Grantor.

Sec.8.     Trustee  Indemnification.
           -------------------------

     The Grantor hereby indemnifies the Trustee for, and defends and holds it harmless against, any loss, liability, costs or expenses (including attorney's fees and expenses) incurred (whether in its individual capacity or as Trustee) or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee or its nominee as the holder of record of the Assets; provided, however, that in the event that insolvency proceedings have been commenced by or against the Grantor, or if the Grantor fails for any reason to make payment within 30 days after any written request by the Trustee for indemnification hereunder, the Beneficiary shall be liable for the obligations of the Grantor under this paragraph. The Grantor and Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement.

Sec.9.     Resignation  or  Removal  of  the  Trustee.
           -------------------------------------------

     (a)     Trustee  Resignation.

          i) The Trustee may resign by giving not less than ninety (90) days written notice thereof to the Beneficiary and to the Grantor. Such resignation shall become effective upon the acceptance of appointment by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account in accordance with this Agreement.

          ii) Upon receipt of the Trustee's notice of resignation, the Grantor and the Beneficiary shall appoint a successor Trustee. Any successor Trustee shall be a bank that is a member of the Federal Reserve System and shall not be a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiary. Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation of the Trustee shall become effective. Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Trustee, and the resigning Trustee shall be discharged from any future duties and obligations under this Agreement, except as provided in Section 6(f) hereof.

          iii) In the event of the Trustee's resignation, if an instrument of acceptance by a successor Trustee has not been delivered to Trustee within 60 days after the giving of notice of such resignation, Trustee may, at the expense of Grantor, petition any court of competent jurisdiction for the appointment of a successor Trustee under this Agreement or appoint a successor trustee meeting the qualifications hereunder.

          iv) The Trustee must resign upon becoming a Parent, Subsidiary or Affiliate of the Grantor or the Beneficiary.

          v) Notwithstanding Section 9(a) above, if the Trustee resigns because of the Grantor's failure to pay the annual fee as set forth in Section 7(a) of this Agreement, then it may do so by giving not less than sixty (60) days written notice to the Grantor and the Beneficiary, and may at the expense of Grantor, petition any court of competent jurisdiction for the appointment of a successor Trustee under this Agreement within 30 days after giving notice of such resignation or appoint a successor trustee meeting the qualifications hereunder.

     (b) Trustee Removal. The Grantor and the Beneficiary may, with or without cause, jointly remove the Trustee by giving not less than 90 days written notice thereof to the Trustee. Such removal shall become effective upon the acceptance of appointment by a successor Trustee in accordance with paragraph (a)(ii) of this Section 9.

Sec.10.     Termination  of  the  Trust  Account.
            -------------------------------------

     (a) The Agreement and Trust Account may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the "Notice of Intention"), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10. The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the "Proposed Date").

     (b) Within three days following receipt by the Trustees of the Notice of Intention, the Trustee shall give written notification (the "Termination Notice") to the Beneficiary and the Grantor of the date (the "Termination Date") on which the Trust Account shall terminate. The Termination Date shall be between 30 and 45 days after the date that the Notice of Intention was received by the Trustee.

     (c) On the Termination Date, and upon receipt of written approval of the termination of the Trust Account from the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time this Agreement, and all duties and obligations of the Trustee with respect to such Assets shall cease.

Sec.11.     Definitions.
            ------------

     Except as the context shall otherwise require, the following terms shall have the following meaning for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

     The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one of more intermediaries, controls or is controlled by, or is under common control with, such corporation.

     The term "Beneficiary" shall mean the Western Surety Company and any statutory successor of the Western Surety Company, including without limitation, its domiciliary rehabilitator, conservator or liquidator.

     The term "Bond" shall mean the original Surety Bond issued to the Grantor by National Fire or any Affiliate or Subsidiary of National Fire, and any renewals, extensions, and increase/decrease riders thereof. See Exhibit 1.

     The term "control", as it relates to corporate ownership, (including the related terms "controlled by" and "under common control with") shall mean the ownership, directly or indirectly, of more than 50% of the voting stock of a corporation.

     The phrases "deposit to the Trust Account," "deposited into the Trust Account," and similar phrases shall mean that (i) the Assets being deposited have been physically deposited with or transferred to or credited to the account of the Trustee or its designated custodian and (ii) the Trustee has sent to the Beneficiary a written confirmation of such deposit or transfer, clearly identifying the amount and date received.

     The term "Grantor" shall mean Montana Tunnels Mining, Inc. and any successor of Montana Tunnels Mining, Inc., including without limitation, its domiciliary rehabilitator, conservator or liquidator.

     The term "National Fire" shall mean the National Fire Insurance Company of Hartford and any statutory successor of the National Fire Insurance Company of Hartford, including without limitation, its domiciliary rehabilitator, conservator or liquidator.

     The term "Person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

     The term "Parent" shall mean an institution that, directly or indirectly, controls another institution.

     The term "Subsidiary" shall mean a person or institution controlled, directly or indirectly, by another person or institution.

     The term "Trustee" shall mean The Northern Trust Company, an Illinois banking corporation, and any successor trustee.

Sec.12.     Governing  Law.
            ---------------

     This Agreement shall be subject to and governed by and construed in accordance with the laws of the State of Illinois without regard to its conflict of laws rules.

Sec.13.     Successors  and  Assigns;  Applicability  of  Terms.
            ----------------------------------------------------

     This Agreement shall be binding upon, and shall inure to the benefit of all parties to it as well as their respective successors and assigns, provided that no Party may assign or transfer this Agreement or any of its rights or obligations hereunder, whether by merger, consolidation, sale of all or substantially all of its assets, liquidation, dissolution or otherwise, except as expressly permitted by this Section 12 of this Agreement. Without limiting the generality of the foregoing, no covenant, representation, or obligation of one party to another under this Agreement shall apply to, or be enforceable by any other person or entity, whether or not such person or entity is also a party to this Agreement, except as otherwise expressly provided herein. The Beneficiary may assign, with the consent of the Trustee, which consent shall not be unreasonably withheld, to another Person (hereinafter referred to as the "Transferee") all, but not part, of its right, title and interest in, to and under this Agreement; provided that (i) the Transferee shall have the requisite power and authority to enter into and carry out the transactions contemplated hereby, (ii) the Transferee shall have entered into an agreement, in form and substance reasonably satisfactory to the Trustee, whereby the Transferee confirms that it shall be deemed a party to this Trust Agreement, agrees to be bound by all of the terms of, and to undertake all of the obligations of the Beneficiary contained in this Trust Agreement, and (iii) such transfer shall not violate any provision of any applicable law, agreement or other instrument or create a relationship which result in violation thereof. Upon any such transfer by the Beneficiary to a Transferee as above provided, such Transferee shall be deemed to be the Beneficiary for all purposes of this Trust Agreement and each reference herein to the Beneficiary shall thereafter be deemed to be a reference to such Transferee.

Sec.14.     Severability;  Nonwaiver.
            -------------------------

     In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement. Any forbearance, failure or delay by the Beneficiary in exercising any right, power or remedy under this Trust Agreement shall not preclude the exercise or further exercise thereof. Every right, power and remedy of the Beneficiary shall continue in full force and effect until such right, power or remedy is specifically waived by the Beneficiary.

Sec.15.     Entire  Agreement.
            ------------------

     This Agreement constitutes the entire agreement among the Parties, and there are no understanding or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement; provided that this provision shall not affect the contractual obligations between Grantor and Beneficiary as between themselves.

Sec.16.     Amendments.
            -----------

     This trust Agreement may be amended in writing by mutual consent by the Beneficiary and the Grantor, provided that any amendment that changes the duties or responsibilities of the Trustee shall also require the written consent of the Trustee.

Sec.17.     Notices,  etc.
            --------------

     Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by telecopier (provided that, where made or given by telecopy, receipt of such telecopy is promptly confirmed by telephonic inquiry), or (iii) when delivered by prepaid courier or overnight delivery service; and (b) when addressed as follows:

     If  to  the  Grantor:          Montana  Tunnels  Mining,  Inc.
                                    Denver  Executive  Offices
                                    4601  DTC  Boulevard,  Ste.  750
                                    Denver,  CO  80237-2571

     If  to  the  Beneficiary:      Western  Surety  Company
                                    CNA  Plaza
                                    Chicago,  IL  60685
                                    Attention:  Thomas  Greasel

     If  to  the  Trustee:          The  Northern  Trust  Company
                                    50 South LaSalle Street
                                    Chicago,  Illinois  60675
                                    Attention:
                                    Facsimile  No.:

     Each Party may from time to time designate a different address or facsimile transmission number for notices, directions, requests, demands, acknowledgements and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgements and other communications relating to the termination of the Trust Account shall be in writing and may not be made or given by prepaid telex, telegraph, telecopier or facsimile transmission. Notices to any designee or attorney-in-fact of the Beneficiary or Grantor shall be governed by this Section and shall be addressed to the location and person in writing advised to the Trustee from time to time.

Sec.18,     Representations  and  Warranties  of  Grantor.
            ----------------------------------------------

     The Grantor hereby represents and warrants to the Trustee and Beneficiary that:

     (a) This Agreement has been duly and validly executed and delivered by the Grantor and constitutes the legal, valid and binding obligation of the Grantor.

     (b) The execution, delivery and performance by the Grantor of this Agreement, and the transfer and conveyance of Assets by the Grantor pursuant hereto, do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Grantor, of (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement or instrument, to which the Grantor is a party or by which the Grantor or any of its properties may be bound or affected.

     (c) No authorization, consent, approval license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority, or with any securities exchange or any other Person is required in connection with
          (i) the execution, delivery or performance by the Grantor of this Agreement or

          (ii) the transfer and conveyance of the Assets by the Grantor in the manner and for the purposes contemplated by this Agreement.

     (d) At the date of each delivery by the Grantor to the Trustee of each deposit amount, the Trustee will then be the lawful owner of, and will have good and marketable title to such Assets, free and clear of all liens or encumbrances.

Sec.19.     Headings.
            ---------

     The headings of the Sections have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

Sec.20.     Counterparts.
            -------------

     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         Montana Tunnels Mining, Inc. as Grantor

                         By:    _____________________________________/s/
                         Title: Vice  President
                         Date:  09-26-02

                         Western Surety Company as Beneficiary

                         By:    _____________________________________/s/
                         Title: Vice President & Chief Claims Officer
                         Date:  9-30-02

                         The Northern Trust Company, as Trustee

                         By:    _____________________________________/s/
                         Title: Vice  President
                         Date:  10-04-02

CNA  SURETY

GENERAL AGREEMENT TO INDEMNITY (CANADA)

     THIS AGREEMENT is made and delivered by the undersigned person and/or entities (hereinafter individually and collectively called the "Indemnitor" for the use and benefit of any and all of Continental Casualty Company, National Fire Insurance Company of Hartford, American Casualty Company of Reading, Pennsylvania, the Continental Insurance Company, Fireman's Insurance Company of Newark, New Jersey, Western Surety Company (U.S.), Universal Surety of America, and Surety Bonding Company of America (hereinafter individually and collectively called the "Company").

Recitals
--------

     1. The Company is comprised of insurers licensed in various jurisdictions to write insurance products and surety bonds.

     2. The Indemnitor has requested and will, in the future, be making various requests of the Company to execute and deliver, construe, renew, or substitute (hereinafter collectively referred to as "issue") surety bonds, including undertakings, instruments of guarantee, and other like obligations (hereinafter collectively referred to as "bond" or "bonds"), on its behalf or on behalf of subsidiary companies and divisions, affiliates, partnerships, ventures or other entities and enterprises, whether now in existence or hereinafter created or acquired. In which it has or may have an interest or participation (hereinafter referred to as "Related Parties").

     3. The Indemnitor acknowledges that if and any Related Parties will be benefited by the issuance of the bonds and understands that the Company requires the indemnitor to execute and deliver this Agreement as a condition of issuing any such bond.

                                   Agreements
                                   ----------

          NOW THEREFORE, in consideration of the Company's issuance of any bond on behalf of the indemnitor or any Related Party, the Indemnitor, for itself and for its successors and assigns, agrees as follows:

     1.     Recitals.  The  above  Recitals  are  incorporated herein and made a
            --------
part  hereof  by  reference.

     2.     Premiums.  The  Indemnitor  shall pay to the Company, in care of and
            --------
to the attention of, CNA Surety - Canada, 250 Yonge Street, Suite 1500, Toronto, Ontario M5B 2L7 premiums and other charges at the rates and at the terms specified with respect to each bond issued in the Company's schedule of rates, which, with any additions or amendments thereto, is by reference made a part hereof, and shall continue to pay the same, where such premium or charge is annual, until the Company shall be discharged and released, to the Company's satisfaction, from any liability or responsibility arising from or related to matters arising from each such bond.

     3.     Right  to  Issue.  The  Company  is  not  required, by reason of any
            ----------------
applications for a bond or by reason of having issued a previous bond, to execute or procure the execution or participate in the execution of any such bond, and the Company, at its option, may decline to execute or to participate in or procure the execution of any such bond without impairing the validity of this Agreement. The Indemnitor understands and agrees, for itself and for any Related Party, that the Company may not be licensed in (a) an Indemnitor's domicile or place(s) of business or (b) jurisdictions either in which parties in whose favor bonds are or will be issued or where transactions are to be performed for which bonds are or will be issued. The indemnitor understands and agrees, for itself and for any Related Party, that the Company is not obligated to obtain any license in any jurisdiction for any purpose.

     4.     Indemnity.  (a)  The  Indemnitor shall exonerate, indemnify and hold
            ---------
the Company harmless from and against every claim, demand, liability, cost, charge, suit, judgment, or expense of any kind whatsoever, including but not limited to attorney's fees and costs, incurred or sustained by the Company due to any or all of the following: (1) by having issued, procured, or reinsured the issuance of bonds for the Indemnitor or any Related Party or any renewals or continuations thereof or substitutes therefore, (2) by reason of the failure of any Indemnitor to perform or to comply with the provisions of this Agreement.
(3) by bringing legal action to enforce Indemnitor's obligations under this Agreement, (4) by making an independent investigation of a claim, demand, or suit, and (5) by attempting to procure or procuring the Company's release of liability or responsibility under any bond.

     (b) The Indemnitor shall deposit with the Company an amount of money or other collateral security acceptable to the Company, as soon as liability exists or is asserted against the Company, whether or not the Company shall have made any payment therefore, equivalent to the larger of (1) the amount of any reserve set by the Company or (2) such amount as the Company, in its sole judgment, shall deem sufficient to protect it from loss. The Company shall have the right to use the deposit, or any portion thereof, in payment or settlement of any liability, loss, or expense for which Indemnitor would be obligated to Indemnify the Company under the provisions of this Agreement. If for any reason the Company deems it necessary to increase a reserve to cover any possible liability or loss, the Indemnitor shall deposit with the Company, immediately upon the Company's demand, an amount of money equal to any such increase. The Company shall have no obligation to invest or to provide a return on any such deposits. The Company may sell or realize upon any and all such collateral security, at public or private sale, with or without notice to Indemnitor, or by any other method permitted by applicable law.

     (c) In the event of payment by the Company, the Indemnitor agrees to accept the Company's voucher or other documentation of payment as prima facta evidence of the payment's propriety and Indemnitor's liability for the payment.

     (d) If the Company issues any bond in connection with a contract, the Company is hereby authorized, but not required, without notice to the Indemnitor or any Related Party, to consent to any change in the contract, or in the plans or specifications relating thereto, and to make or guarantee advances or loans for the purpose of the contract without necessity of seeing to their application. The Indemnitor agrees that the amount of all such advances or loans, unless repaid with legal interest by the principal for whom any such bond was issued to the Company when due, shall be conclusively presumed to be a loss under this Agreement.

     (e) The Indemnitor shall continue to remain bound under the terms of this Agreement even though the Company may, from time to time, without notice or knowledge to Indemnitor, accept or release other agreements of indemnity or collateral in connection with the issuance of the bonds.

     (f) The Indemnitor understands and agrees that this Agreement is a continuing agreement to indemnify over an indefinite period and that bonds issued by the Company pursuant to this Agreement may vary widely in amounts and nature and that the Indemnitor and any Related Party will be bound by all such bonds, and any increases in the panel limits of such bonds. The Company shall have the right, in its sole discretion, and is hereby authorized, without notice to any Indemnitor or Related Party, but is not obligated, to consent to the increase or decrease the penal amount of any bond and to execute or consent to any continuations, enlargements, modifications, and renewals of any bond.

     5.     Claims  against  the  Company.  (a)  upon  becoming  aware of any
               -----------------------------
demand, notice, or proceeding preliminary to fixing any liability with which the Company may be subsequently charged under any bond, the Indemnitor shall immediately notify the Company in a writing delivered in care of and to the attention of CNA Surety - Canada, 250 Yonge Street, Suite 1500, Toronto, Ontario M5B 2L7, to the attention of CNA Surety's Vice President. The Company reserves the right to change periodically the address for delivery of notification by the Company's written direction delivered to the Indemnitor.

    (b) The Company shall have the exclusive right to determine for itself, the Indemnitor, and any Related Party whether any claim or suit brought against the Company or any principal, for which any bond was issued, shall be settled or defended, and the Company's decision shall be binding and conclusive upon the Indemnitor.

     6.     Indemnitor.  (a)  The  Indemnitor  will,  upon  the  written request
            ----------
of the Company, promptly procure the full and complete discharge of the Company from any bonds specified in such request and all liability by reason of such bonds. If such full and complete discharge is unattainable, the Indemnitor will, if requested by the Company, promptly provide to the Company an irrevocable letter of credit acceptable to the Company, as collateral, in an amount sufficient, in the Company's opinion, to cover all undischarged liability under any such bond, or promptly make other provisions acceptable to the Company to collateralize fully such undischarged liability. The Indemnitor further agrees that, in the event of its breach of the foregoing obligation, the Company will have no adequate remedy at law and shall therefore be entitled to specific performance of the Indemnitor's obligation. The Company's failure to act to enforce its right to specific performance hereunder shall not be construed as a waiver of that right.

     (b) The Indemnitor understands and agrees that the circumstances, financial or otherwise, of any Related Party may change substantially over the period of this Agreement. The Indemnitor agrees to keep itself fully informed as to the business activities and financial affairs of the Related Party and of the risks in which they are being engaged so that it is always aware of the risks or hazards in continuing to act as the Indemnitor.

     (c) The Indemnitor hereby expressly waives any notice from the Company of any fact or information coming to the notice or knowledge of the Company affecting its rights or the rights or liabilities of the Indemnitor.

     (d) In the event of any claim or demand being made by the Company against the Indemnitor, or any one or more of them, by reason of the execution of a bond or bonds, the Company is hereby expressly authorized to settle with any one or more of the Indemnitors individually, and without reference to the others, and such settlement or composition shall not affect the liability of any of the others. The Indemnitor hereby expressly waives the right to be discharged and released by reason of the release of one or more of the joint debtors, and hereby consents to any settlement or composition that may hereafter be made.

     (e) In the event the Indemnitor or any Related Party shall (1) abandon, forfeit, default, delay in performance of, or otherwise breach any contract for which the Company has provided any bond, (2) breach any such bond, (3) fail, neglect or refuse to pay for any labor or materials used in the prosecution of such contract, (4) have proceedings instituted against it alleging that it is insolvent, or for the appointment of a receiver or trustee for the benefit of creditors, whether or not the Indemnitor or Related Party is insolvent, or admit (in writing or otherwise) its inability to pay its debts as they become due, or makes or commences any voluntary assignment for the benefit of creditors, or any petition or proceeding for relief under any applicable law relating to bankruptcy, liquidation or for relief from prosecution of creditors, (5) have proceedings instituted against it, the affect of which may be to hinder, delay or impede the normal satisfactory performance of the Indemnitor's or any Related Party's obligations for which the Company issued any bond, or (6) fail, neglect or refuse to give prompt written notice to the Company of material change in, or change materially, after notice to and objection by the Company, the character, identity, control, management, beneficial ownership, legal status, or existence of the Indemnitor, the Company shall have the right, but not the obligation, to take possession of any work under the contract and, at the expense of the Indemnitor, to complete the contract, or cause, or consent to the completion of such contract. In such event, the Indemnitor for itself and for any Related Party hereby assigns, transfers, and sets over this to the Company (to be effective as of the date of such bond or bonds), and grants to the Company a security interest in, all of the Indemnitor's and any Related Party's rights under and interest in any and all such contracts, including the right, title and interest in and to all subcontracts let in connection with such contracts, all machinery, plant equipment, tools and materials which shall be upon the site of the work or elsewhere for the purposes of the contracts, including all materials ordered for the contracts; and any and all sums due under the contracts at the time of such event, or which may thereafter become due. Indemnitor for itself and for any Related Party hereby authorizes the Company, as such parties' true and lawful attorney in fact, to endorse in the name of the payee, and to receive and collect, and to disburse the proceeds of, any check, draft, warrant or other instrument made or issued in payment as a result of the performance of any such contract.

     (f)  Upon  occurrence of any of the events described in clauses (1) through
(5) of subparagraph 6(e), and in addition to any and all other powers, rights and remedies of the Company under this Agreement or as provided at law or otherwise, the Company shall have the rights and remedies of a secured party under applicable personal property security legislation or similar or comparable legislation in any jurisdiction where any of the Indemnitor or any property or assets in which the Company has been granted rights under this Agreement, or otherwise, may be located. Without limitation, the Company may itself, or through an agent or representative, take possession of any such property or assets and use the same (without compensation to the applicable debtor, Indemnitor or Related Party) for purposes of obtaining its release or avoiding or mitigating any loss, for completion of the work under any contract, or otherwise, to perform its obligations with respect to any bond, or may sell or otherwise dispose of the same in whole or in part at public or private sale, with or without notice to the debtor, Indemnitor, or Related party, or by any other method permitted by applicable law.

     (g) At any time, and until such time as the Company's obligations under any bond are discharged and released, the Company shall have the right of access to the books, records, and accounts of the Indemnitor and any Related Party, and any person or entity, when requested by the Company, is hereby authorized by the Indemnitor and any Related Party to furnish to the Company any information requested by the Company from such person or entity.

     (h) The Indemnitor for itself and for any Related Party waives the notice of issuance of any bond, notice or any default or act giving rise to any claim under any bond, any liability of the Company under any bond, and any and all liability of its part under this Agreement.

     (i) The Indemnitor understands and agrees that other than for the entity issuing a bond, no other entity included within the definition of the "Company" in this Agreement assumes any obligation whatsoever with respect to either this Agreement or such bond.

     (j) This Agreement may be terminated by the Indemnitor upon written notice sent by registered mail in care of and to the attention of CNA Surety - Canada, 250 Yonge Street, Suite 1500, Toronto, Ontario M5B 2L7, to the attention of CNA Surety's Vice President, of not less than twenty (20) days. In no event, however, shall any such termination notice operate to modify, bar, discharge, limit, affect or impair the liability of the Indemnitor, with respect to, upon or by reason of any and all such bonds issued prior to such termination.

     7.     Security Agreement.  The  Indemnitor  agrees  to execute and deliver
            ------------------
any and all documents the Company deems necessary or convenient to create or to maintain its interest in any assets provided by Indemnitor, from time to time, for the benefit of the Company, including without limitation mortgage agreements and/or security agreements, in form and substance satisfactory to the Company, under which the Indemnitor gives the Company first priority mortgage or security interest over certain assets of the Indemnitor to secure the Indemnitor's performance of its obligations under this Agreement.

     8.     Co-Sureties.  All  of  the terms, provisions, and conditions of this
            -----------
Agreement shall be extended to and for the benefit not only of the Company either as a direct writing company or as a co-surety or reinsurer but also for the benefit of any surety or insurance company or companies with which the Company may participate as a co-surety or reinsurer and also for the benefit of any other company which may issue any bond at the request of the Company on behalf of the Indemnitor or its subsidiaries or affiliates.

     9.     Currency  Requirements.  (a)  All payments made by the Indemnitor to
            ----------------------
the Company under this Agreement shall be in either United States Dollars or Canadian Dollars, whichever is determined by the Company, and in no other currency, and shall be sent via wire transfer to any bank account designated by the Company unless the Company directs the Indemnitor otherwise in writing.

     (b) The Indemnitor shall apply for and obtain all foreign exchange approvals and validations (including the filing of a report and obtaining of the acceptance of such report) from any foreign exchange authorities which are necessary for this Agreement and for all undertakings contemplated by this Agreement. If any country of applicable jurisdiction has laws restricting the transfer of money from such country, then the Indemnitor shall immediately obtain such authorizations and approvals as are necessary to transfer money outside of such country to the United States in an amount equal to 100% of each bond for a period expiring no earlier than 24 months after the completion date of the contract being bonded or any warranty period, whichever is later. If the completion date of the contract or the warranty period is extended or the amount of the bond is increased, the Indemnitor shall obtain amended authorizations and approvals to reflect the extension or increases. Evidence of authorizations and approvals must accompany any bond application, any request for an increase in the bond amount or any request for a waiver of the extension of the contract or warranty period. If any country of applicable jurisdiction enacts laws restricting foreign exchange after a bond is issued, then the indemnitor shall immediately obtain authorizations and approvals with respect to that bond as set forth above.

     (c) If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into any currency (the "Judgment Currency") an amount which is payable hereunder or in connection herewith in another currency (the "Original Currency"), then the data selected by that court as the date as of which the rate of currency exchange for conversion, including any premiums or costs payable in connection with the currency conversion, is to be determined shall be deemed to be the "Conversion Date." If there is any change in the rate of currency exchange between the Conversion Date and the actual receipt by the payee, the party obligated to make such payment shall, notwithstanding any such judgment, and as a separate and additional obligation, pay all such additional amounts as may be necessary to ensure that the amount received by the payee in the Judgment Currency, when converted at the rate of exchange prevailing at 4:00 p.m. (New York time), on the business day immediately preceding the date of the payee's receipt, will produce the amount due in the Original Currency.

     10.     Dispute  Resolution and Choice of Law.  (a) The Company may, in its
             -------------------------------------
sole  discretion,  choose  to enforce this Agreement in either of the following:
(1) the Courts of Ontario or the Federal Court of Canada, or (2) arbitration governed by the Arbitration Act, 1991 (Ontario) as amended. If arbitration is chosen by the Company, the following terms of the arbitration apply (the "Rules of Procedure"); (i) the site of the arbitration shall be in Toronto, Ontario,
(ii) the arbitration proceedings shall be conducted in the English language, and
(iii) the arbitral award shall be final and binding on the parties. Insofar as the provisions of the Arbitration Act, 1991 (Ontario) are not inconsistent with the Rules of Procedure, the provisions of such Act shall apply. This Agreement shall be governed by and interpreted and enforced in accordance with the laws in force in the Province of Ontario (excluding any conflict of laws rule principle which might refer such construction to the laws of another jurisdiction) and shall be treated in all respects as an Ontario contract. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Ontario and of the Federal Court of Canada.

     (b) The parties hereby acknowledge that they have required that this document and all writings related hereto be drawn up in the English language. Les parties reconnaissant par les presentes avoir exige que le present document ainsi que tous documents relies soient rediges en langue anglais.

     (c) The English language shall be the language used for the interpretation of this Agreement. If there is any inconsistency, discrepancy or contradiction between the English language version of this Agreement and any translation of this Agreement in any other language, the English language version shall prevail over any such translation.

     11.     Miscellaneous.  (a) This Agreement constitutes the entire agreement
             -------------
of the parties with respect to the subject matter hereof. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     (b) This Agreement applies to bonds issued by the Company on behalf of the undersigned Indemnitor and any Related Party. Any notification by the Company to any one individual or entity comprising the Indemnitor shall constitute notice to the remaining individuals and entities comprising the Indemnitor and any Related Party.

     (c) The Indemnitor warrants and represents that all necessary action has been taken by it to authorize the execution and delivery of this Agreement.

     (d) If the Indemnitor includes more than one individual or legal entity, then the obligations of the Indemnitor arising under this Agreement are joint and several among those individuals and entities. If any person named by this Agreement as an Indemnitor fails to execute this Agreement or if its execution by any Indemnitor shall be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner diminish or otherwise affect the obligation or liability hereunder of any other Indemnitor. The nature of any bond principal to sign any bond shall not relieve the Indemnitor of liability under this Agreement. The Indemnitor may not assign this Agreement or its obligations hereunder without the prior written consent of the president of CNA Surety Corporation.

     (e) No action or failure to act by the Company shall constitute a waiver of any right, power, or remedy afforded it by this Agreement, at law, or otherwise, nor shall such action or inaction constitute approval or acquiescence of any breach by the Indemnitor, except as may be specifically agreed in writing.

     (f) This Agreement may be amended only by a writing executed by the Indemnitor and by CNA Surety Corporation, not on its own behalf, but on behalf of the Company. Paragraph headings are for the convenience of reference only and are not a part of this Agreement.

     (g) If any part of this Agreement shall be void or unenforceable under the laws of any jurisdiction governing its construction, this Agreement shall not be void or violated thereby, but shall be construed as enforced with the same effect as though such part was omitted.

          IN WITNESS WHEREOF, the Indemnitor has executed and delivered this Agreement this 24th day of September (month) 2002 (year), and the Company has accepted this Agreement in Toronto, Ontario, Canada, as of this date.

Witness/Attest                              Apollo  Gold  Corporation

____________________________________/s/     _________________________________/s/
Name:  Donald W. Vagstad, Secretary         Name/Title:  R. David Russell (seal)

Date:    09/24/02           Initial(s)                 President
       ---------------------                ------------------------------------



                            CORPORATE ACKNOWLEDGEMENT

State of Colorado
County of Arapahoe

On this 24th day of September, 2002 before me personally appeared Robert D. Russell to me known, who, being by me duly sworn, did acknowledge and say that he/she is the President of the Apollo Gold Corporation the corporation which executed the foregoing agreement; that he/she knows the seal of the corporation; that the seal affixed by order of the Board of Directors of the corporation, and that he/she signed his/her name to the foregoing agreement by like order.

                                   ___________________________________/s/
                                        Virginia  A.  McCullough

                                   Commission  Expires    2/13/2006
                                                        --------------

Continental Casualty Company
National Fire Insurance Company of Hartford
American Casualty Company of Reading, Pennsylvania
The Continental Insurance Company
Firemen's Insurance Company of Newark, New Jersey
Western Surety Company
Universal Surety of America
Surety Bonding Company of America
--------------------------------------------------------------------------------
CNA Surety
333 South Wabash
Chicago, IL 60604
--------------------------------------------------------------------------------

                                GENERAL AGREEMENT
                                  OF INDEMNITY

This Agreement entered into by and between the undersigned, herein called the Indemnitors, and Continental Casualty Company, National Fire Insurance Company of Hartford, American Casualty Company of Reading, Pennsylvania, The Continental Insurance Company, Firemen's Insurance Company of Newark, New Jersey, Western Surety Company, Universal Surety of America, Surety Bonding Company of America and their successors, assigns, affiliates, and subsidiary companies, CNA Surety, 333 South Wabash, Chicago, IL 60604, as the case may be, any one or all hereinafter called the Company, witnesseth:

WHEREAS, in the transaction of business certain bonds, undertakings and other writings obligatory in the nature of a bond, hereinafter referred to as "bond" or "bonds," may have heretofore been, and may hereafter be, required by, for, or on behalf of the undersigned Indemnitors or any one or more of the Indemnitors whose bonds and undertakings the Indemnitors do hereby affirm to have a substantial material or beneficial interest, and as a condition precedent to the execution of any and all such bonds, the Company requires execution of this General Agreement of Indemnity.

NOW, THEREFORE, in consideration of the premises, and of the execution or continuance of such bonds, and for other good and valuable considerations, the undersigned Indemnitors do, for themselves, their heirs, executors, administrators and assigns, jointly and severally, agree with the Company as follows:

     1. The Indemnitors will pay to the Company, at its Office in Chicago, Illinois, premiums and charges at the rates and at the times specified in respect to each such bond in the Company's schedule of rates, which, with any additions or amendments thereto, is by reference made a part hereof, and will continue to pay the same where such premium or charge is annual, until the company shall be discharged and released from any and all liability and responsibility upon and from each such bond or matters arising therefrom, and until the Indemnitors shall deliver to the Company at its Office in Chicago, Illinois, competent written evidence satisfactory to the Company of its discharge from all liability on such bond or bonds.

     2. The Indemnitors will indemnify and save the Company harmless from and against every claim, demand, liability, cost, charge, suit, judgment and expense which the Company may pay or incur in consequence of having executed, or procured the execution of such bonds, or any renewals or continuations thereof or substitutes therefore, including, but not limited, to fees of attorneys, whether on salary, retainer or otherwise, and the expense of procuring, or attempting to procure, release from liability, or in bringing suit to enforce the obligation of any of the Indemnitors under this Agreement. In the event the

Company deems if necessary to make an independent investigation of a claim, demand or suit, the Indemnitors acknowledge and agree that all expense attendant to such investigation is included as an indemnified expense. In the event of payments by the Company, the Indemnitors agree to accept the voucher or other evidence of such payments as prima facie evidence of the propriety thereof, and of the Indemnitors' liability therefore to the Company.

     3. Payment shall be made to the Company by the Indemnitors as soon as liability exists or is asserted against the Company, whether or not the Company shall have made any payment therefor. Such payment shall be either equal to the larger of (a) the amount of any reserve set by the Company, or (b) such amount as the Company, in its sole judgment, shall deem sufficient to protect it from loss. The Company shall have the right to use the deposit, or any part thereof, in payment or settlement of any liability, loss or expense for which the Indemnitors would be obligated to indemnify the Company under the terms of this Agreement. If for any reason the Company shall deem it necessary to increase a reserve to cover any possible liability or loss, the Indemnitors will deposit with the Company, immediately upon demand, a sum of money equal to any increase thereof as collateral security to the Company for such liability or loss.

     4. The Indemnitors immediately upon becoming aware of any demand, notice, or proceeding preliminary to determining or fixing any liability with which the Company may be subsequently charged under any such bond, shall notify the Company thereof in writing at its Office, CNA Surety, 333 South Wabash, Chicago, Illinois 60604.

     5. The Company shall have the exclusive right to determine for itself and the Indemnitors whether any claim or suit brought against the Company or the principal upon any such bond shall be settled or defended and its decision shall be binding and conclusive upon the Indemnitors.

     6. The Company, and its designated agents, shall, at any and all reasonable times, have free access to the books and records of the Indemnitors. The Indemnitors hereby authorize the Company to obtain a credit report at the time this Agreement is secured, in any review or renewal, at the time of any potential or actual claim, or for any other legitimate purpose as determined by the Company in its reasonable discretion.

     7. If such bond be given in connection with a contract, the Company is hereby authorized, but not required, to consent to any change in the contract or in the plans or specifications relating thereto and to make or guarantee advances or loans for the purpose of the contract without necessity of seeing to the application thereof, it being understood that the amount of all such advances or loans, unless repaid with legal interest by the Contractor to the Company when due, shall be conclusively presumed to be a loss hereunder.

     8. In the event the Indemnitors, or any of them, shall (a) fail to pay any premium charge when due, or (b) fail to pay any amounts due under paragraphs 2 or 3, or (c) abandon, forfeit or breach such contract, or (d) breach any bond given in connection therewith, or (e) fail, neglect or refuse to pay for any labor or materials used in the prosecution of such contract, or (f) have proceedings instituted against them, or any of them, alleging that they are insolvent, or for the appointment of a receiver or trustee for the benefit of creditors, whether such Indemnitor(s) are insolvent or not, or (g) have proceedings instituted against them, or any of them, the effect of which may be to deprive any of them of the use of any part of the equipment used in connection with the work under the contract so as to hinder, delay or impede the normal satisfactory progress of the work (hereinafter individually and collectively referred to as "Event of Default"), the Company shall have the right, but not the obligation, to take possession of the work under the contract and under any other contract in connection with which the Company has given its bond or bonds within the purview of this Agreement and, at the expense of the Indemnitors, to complete the contract(s), or cause, or consent, to the completion thereof.

     9. The Indemnitors hereby assign, transfer, and set over to the Company (to be effective as of the date of such bond or bonds, but only in the Event of Default), all of their rights under the contract(s), including their right, title and interest in and to all subcontracts let in connection therewith; all machinery, plant, equipment, tools and materials which shall be upon the site of the work or elsewhere for the purposes of the contract(s), including all materials ordered for the contract(s); and any and all sums due under the contract(s) at the time of such default, or which may thereafter become due, and the Indemnitors hereby authorize the Company to endorse in the name of the payee, and to receive and collect any check, draft, warrant or other instrument made or issued in payment of any such sum, and to disburse the proceeds thereof.

     10. The Indemnitors understand and agree that the circumstances, financial or otherwise, of any one or more of the Indemnitors may change substantially over the period of this Agreement and the Indemnitors therefore agree to keep themselves fully informed as to the business activities and financial affairs of any one or more of the Indemnitors and of the risks being engaged in so that the Indemnitors are always aware of the risks or hazards in continuing to act as Indemnitors. The Indemnitors hereby expressly waive any notice from the Company of any fact or information coming to the notice or knowledge of the Company affecting its rights or the rights or liabilities of the Indemnitors.

     11. In the event of any claim or demand being made by the Company against the Indemnitors, or any one or more of the parties so designated, by reason of the execution of a bond or bonds, the Company is hereby expressly authorized to settle with any one or more of the Indemnitors individually, and without reference to the others, and such settlement or composition shall not affect the liability of any of the others, and the Indemnitors hereby expressly waive the right to be discharged and released by reason of the release of one or more of the joint debtors, and hereby consent to any settlement or composition that may hereafter be made.

     12. The Company is not required, by reason of any applications for a bond or by reason of having issued a previous bond or bonds or otherwise, to execute or procure the execution of or participate in the execution of any such bond or bonds and the Company, at its option, may decline to execute or to participate in or procure the execution of any such bond without impairing the validity of this Agreement. The Indemnitors understand and agree that other than for the entity issuing a bond, no other entity included within the definition of the "Company" in this Agreement assumes any obligation whatsoever with respect to either this Agreement or such bond.

     13. If the Company procures the execution of such bonds by other companies, or executes such bonds with co-sureties, or reinsures any portions of such bonds with reinsuring companies, then all the terms and conditions of this Agreement shall apply and operate for the benefit of such other companies, co-sureties and reinsurers as their interests may appear.

     14. The liability of the Indemnitors hereunder shall not be affected by the failure of the Indemnitors to sign any such bond, nor by any claim that other indemnity or security was to have been obtained, nor by the release of any indemnity, nor the return or exchange of any collateral that may have been obtained and if any party signing this Agreement is not bound for any reason, this Agreement shall still be binding upon each and every other party.

     15. This Agreement may be terminated by the Indemnitors, or any one or more of the parties so designated, upon written notice sent by registered mail to the Office of the Company, CNA Surety, 333 South Wabash, Chicago, Illinois 60604, of not less than twenty (20) days. In no event, however, shall any such termination notice operate to modify, bar, discharge, limit, affect or impair the liability of any party hereto, with respect to, upon or by reason of any and all such bonds, undertakings and obligations executed prior to the date of the Company's receipt and notice of such termination.

     16. Indemnitors agree that their liability shall be construed as the liability of a compensated Surety, as broadly as the liability of the Company is construed toward its obligee.

     17. The Indemnitors understand and agree that this document is a continuing agreement to indemnify over an indefinite period and that bonds and undertakings issued by the Company pursuant to this Agreement may vary widely in amounts and nature and that the Indemnitors will be bound by all such bonds and undertakings, and any increases in the penal limits of such bonds and undertakings.

     18. If any provision or provisions, or portion thereof, of this Agreement shall be void or unenforceable under the laws of any jurisdiction governing its construction, this Agreement shall not be void or vitiated thereby, but shall be construed and enforced with the same effect as though such provision or provisions, or portion thereof, were omitted.

     19. This Agreement shall constitute a Security Agreement and a Financing Statement for the benefit of the Company in accordance with the Uniform Commercial Code and any similar statute and may be used by the Company without in any way abrogating, restricting or limiting the rights of the Company. The Company may add such schedules to this Agreement describing specific items of security covered hereunder as shall be necessary. For the purpose of recording this Agreement, a photocopy of this Agreement acknowledged before a Notary Public as being a true copy hereof shall be regarded as an original The foregoing rights of the Company to use this Agreement as a Security Agreement and a Financing Statement and to add Schedules to this Agreement shall be binding as of the effective date of this Agreement, but the Company's right to exercise the rights granted to it under this paragraph shall be conditioned upon the occurrence of an Event of Default.

     20. This Agreement applies to bonds, undertakings and other writings obligatory in nature of a bond, written by the Company on behalf of or for the benefit of the undersigned Indemnitors and any and all of their wholly or partially owned subsidiary companies, successive subsidiaries whether direct or indirect, divisions or affiliates, partnerships, joint ventures or co-ventures or limited liability companies, or other entities, in which any of the undersigned Indemnitors, their wholly or partially owned subsidiary companies, successive subsidiaries whether direct or indirect, divisions or affiliates have an interest or participation whether open or silent, jointly, severally, or in any combination with each other, now in existence or which may hereafter be created or acquired. This Agreement and the Indemnitors' obligations hereunder may not be assigned without the prior written consent of the Company.

IN TESTIMONY WHEREOF, the Indemnitors have hereunto set their hands and affixed their seals this 24th day of September, 2002.


                                              Apollo Gold, Inc.

/s/ Donald W. Vagstad                         /s/ R. David Russell
------------------------------------          -------------------------
Witness/Attest Donald W. Vagstad,             R. David Russell, President
Secretary
4601 DTC Blvd., Ste. 750, Denver, CO          4601 DTC Blvd., Ste. 750,
------------------------------------          -------------------------
                          80237-2511          Denver, CO
                                              ----------
                                              80237-2511
Street or P.O. Box   City     State           Street or P.O. Box   City    State


                                              Montana Tunnels Mining, Inc.

/s/ Donald W. Vagstad                         /s/ R. David Russell
------------------------------------          -------------------------
Witness/Attest Donald W. Vagstad,             R. David Russell, President
Secretary
4601 DTC Blvd., Ste. 750, Denver, CO          4601 DTC Blvd., Ste. 750,
------------------------------------          -------------------------
                                              Denver, CO
                                              ----------
Street or P.O. Box   City     State           Street or P.O. Box   City    State

                         80237-2511                                   80237-2511

_________________________________             ______________________________(LS)
Witness/Attest

___________________________________           __________________________________
Street or P.O. Box   City     State           Street or P.O. Box   City   State

STATE OF         CO              )
             --------------------
                                   ss
COUNTY OF       ARAPAHOE
             --------------------

On this 24th day of September, year 2002, before me personally appeared

Robert D. Russell
--------------------------------------------------------------------------------
to me known, who, being by me duly sworn, did acknowledge and say that he/she is the President of the Apollo Gold, Inc. , the corporation which executed the
                    ------------------
foregoing agreement; that he/she knows the seal of the corporation; that the seal affixed to the foregoing agreement is such corporate seal; that it was so affixed by the order of the Board of Directors of the corporation, and that he/she signed his/her name to the foregoing agreement by like order.


/s/ Virginia A. McCullough
---------------------------
          Notary Public

Commission expires 2/13/2006


STATE OF         CO              )
             -------------------
                                   ss
COUNTY OF       ARAPAHOE
              ------------------

On this 24th day of September, year 2002, before me personally appeared

Robert D. Russell
--------------------------------------------------------------------------------
to me known, who, being by me duly sworn, did acknowledge and say that he/she is the President of the Montana Tunnels Mining, Inc., the corporation which
                     ----------------------------
executed the foregoing agreement; that he/she knows the seal of the corporation; that the seal affixed to the foregoing agreement is such corporate seal; that it was so affixed by the order of the Board of Directors of the corporation, and that he/she signed his/her name to the foregoing agreement by like order.


/s/ Virginia A. McCullough
---------------------------
          Notary Public

Commission expires 2/13/2006

                                                              Bond No. 137564969


                            INCREASE - DECREASE RIDER

     TO BE ATTACHED TO and to form part of Bond Number 137564969 issued by NATIONAL FIRE INSURANCE COMPANY OF HARTFORD, as Surety, on behalf of MONTANA TUNNELS MINING, INC., of Spokane, Washington, hereinafter referred to as the Principal, and in favor of the STATE OF MONTANA, DEPARTMENT OF ENVIRONMENTAL QUALITY, of Helena, Montana, hereinafter referred to as the Obligee, effective the 31st day of July 1994.

     IN CONSIDERATION of the premium charged for the attached bond and other good and valuable consideration, it is understood and agreed that, effective the 1st day of August 2002, and subject to all the terms, conditions and limitations of the attached bond, the penal sum thereof shall be, and the same is hereby, increased from the penal sum of FOURTEEN MILLION FOUR HUNDRED FIFTY THOUSAND AND NO HUNDREDTHS UNITED STATES DOLLARS (US$14,450,000.00) to the penal sum of FOURTEEN MILLION NINE HUNDRED EIGHTY-SEVEN THOUSAND SIX HUNDRED EIGHTY-EIGHT AND NO HUNDREDTHS UNITED STATES DOLLARS (US$14,987,688.00). In no event, however, shall the aggregate liability of the Surety exceed the larger of the aforementioned sums, it being the intent hereof to preclude cumulative liability.

     SIGNED, SEALED AND DATED this 25th day of September 2002.

Accepted by:

"Obligee"                                  "Principal"

STATE OF MONTANA, DEPARTMENT OF            MONTANA TUNNELS MINING, INC.
ENVIRONMENTAL QUALITY


By:  /s/  Warren McCullough                By:  /s/    R. David Russell
   --------------------------                 ---------------------------------
                                              R. David Russell, President [seal]
     Name:  Warren McCullough
            -----------------

     Title: Bureau Chief     [seal]
            -----------------------


                                        "Surety"

                                        NATIONAL FIRE INSURANCE COMPANY
                                        OF HARTFORD



                                        By:  /s/  Richard J. White
                                           ----------------------------------
                                           Richard J. White, Attorney in Fact
                                           [seal]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT


State of    California
          ---------------------------

County of   Sacramento
          ---------------------------

On  September 25, 2002      before me,   Thelma D. Dulay, Notary Public
    ------------------                -----------------------------------------
                 Date                 NAME, TITLE OF OFFICER, "JANE DOE, NOTARY
                                      PUBLIC"

personally appeared    Richard J. White
                    -----------------------------------------------------------
                                      NAME(S) OF SIGNER(S)

(x) personally known to me - OR - ( ) proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                    WITNESS my hand and official seal
     Seal
                                    /s/ Thelma D. Dulay
                                    ------------------------------------
                                          SIGNATURE OF NOTARY

                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

     CAPACITY CLAIMED BY SIGNER          DESCRIPTION OF ATTACHED DOCUMENT

(_) INDIVIDUAL
(_) CORPORATE OFFICER                    Increase/Decrease Rider Bond #137564969
                                         ---------------------------------------
                                              TITLE OR TYPE OF DOCUMENT

(_) PARTNER(S)       (_) LIMITED
                     (_) GENERAL                       One (1)
                                         ---------------------------------------
                                                   NUMBER OF PAGES

(X) ATTORNEY-IN-FACT
(_) TRUSTEE(S)
(_) GUARDIAN/CONSERVATOR
(_) OTHER_______________________                   September 25, 2002
                                         ---------------------------------------
    ____________________________                    DATE OF DOCUMENT



SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
National Fire Insurance Company                      No Other Signers
-------------------------------          ---------------------------------------
_______________________________              SIGNER(S) OTHER THAN NAMED ABOVE

            POWER OF ATTORNEY APPOINTING INDIVIDUAL ATTORNEY-IN-FACT

     Know All Men By These Presents, That Continental Casualty Company, an Illinois corporation, National Fire Insurance Company of Hartford, a Connecticut corporation, and American Casualty Company of Reading, Pennsylvania, a Pennsylvania corporation (herein called "the CNA Companies"), are duly organized and existing corporations having their principal offices in the City of Chicago, and State of Illinois, and that they do by virtue of the signatures and seals herein affixed hereby make, constitute and appoint
          Richard J. White, Nerissa S. Bartolome, Lillian G. White, Thelma D.
--------------------------------------------------------------------------------
Dulay, Individually
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    of                     San Francisco, California
----  --------------------------------------------------------------------------
______their true and lawful Attorney(s)-in-Fact with full power and authority hereby conferred to sign, seal and execute for and on their behalf bonds, undertakings and other obligatory instruments of similar nature_____
      - In Unlimited Amounts -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
and to bind them thereby as fully and to the same extent as if such instruments were signed by a duly authorized officer of their corporations and all the acts of said Attorney, pursuant to the authority hereby given is hereby ratified and confirmed.

     This Power of Attorney is made and executed pursuant to and by authority of the By-Law and Resolutions, printed on the reverse hereof, duly adopted, as indicated, by the Boards of Directors of the corporations.

     In Witness Whereof, the CNA Companies have caused these presents to be signed by their Vice President and their corporate seals to be hereto affixed on this 10th day of October, 2001.

                              Continental Casualty Company
                              National Fire Insurance Company of Hartford
                              American Casualty Company of Reading, Pennsylvania


     SEAL                     /s/  Michael Genglar
                                 -----------------------------------------------
                                      Michael Genglar   Group Vice President

State of Illinois, County of Cook, ss:
     On this 10th day of October, 2001, before me personally came Michael Genglar to me known, who, being by me duly sworn, did depose and say: that he resides in the City of Chicago, State of Illinois; that he is a Group Vice President of Continental Casualty Company, an Illinois corporation, National Fire Insurance Company of Hartford, a Connecticut corporation, and American Casualty Company of Reading, Pennsylvania, a Pennsylvania corporation described in and which executed the above instrument; that he knows the seals of said corporations; that the seals affixed to the said instrument are such corporate seals; that they were so affixed pursuant to authority given by the Boards of Directors of said corporations and that he signed his name thereto pursuant to like authority, and acknowledges same to be the act and deed of said corporations.

     SEAL
                                             /s/  Eileen T. Pachuta
                                                --------------------------------
My Commission Expires June 5, 2004           Eileen T. Pachuta     Notary Public

                                   CERTIFICATE
     I, Mary A. Ribikawskis, Assistant Secretary of Continental Casualty Company, an Illinois corporation, National Fire Insurance Company of Hartford, a Connecticut corporation, and American Casualty Company of Reading, Pennsylvania, a Pennsylvania corporation do hereby certify that the Power of Attorney herein above set forth is still in force, and further certify that the By-Law and Resolution of the Board of Directors of the corporations printed on the reverse hereof is still in force. In testimony whereof I have hereunto subscribed my name and affixed the seal of the said corporations this 25th day of
                                                        ------
September     ,  2002 .
-------------  -------

                              Continental Casualty Company
                              National Fire Insurance Company of Hartford
                              American Casualty Company of Reading, Pennsylvania


     SEAL                      /s/  Mary A. Ribikawskis
                              --------------------------------------------------
                                    Mary A. Ribikawskis      Assistant Secretary

EXHIBIT E
TO TERM BONDING AGREEMENT
PAGE 1 OF 1 PAGE
                                    [FORM OF]
                 MONTHLY DEPOSIT AMOUNT CALCULATION CERTIFICATE
   (for Monthly Deposits to be made during the Bonding Year commenced August 1,
                                      20[__])

TO:  NATIONAL FIRE INSURANCE COMPANY OF HARTFORD

     1. Terms defined in the Term Bonding Agreement dated as of August 1, 2002, among National Fire Insurance Company of Hartford, Montana Tunnels Mining, Inc., Apollo Gold, Inc., and Apollo Gold Corporation (the "Term Bonding Agreement") and not otherwise defined in this certificate are used in this certificate as so defined.

     2. During the Bonding Year just ended on July 31, 20(), the arithmetic mean of the New York Spot Market closing gold bid prices for all days when such market was open during such Bonding Year as reported by KITCO, INC. (or other mutually agreeable gold price index), on its Internet reporting service accessible at http://www.kitco.com, was: $__________ per Troy Ounce (the
              --------------------
"Average Gold Price").

     3. Attached hereto is a schedule setting forth each such closing bid price during such Bonding Year and the computation of the Average Gold Price set forth in paragraph 1 above.

     4. The Monthly Deposit Amount for each of the 12 Monthly Deposits to be made during the Bonding Year just commenced is: $__________ per month, calculated as provided in section 5 of the Term Bonding Agreement as follows [check applicable box]:

          - The Average Gold Price reported in paragraph 2 falls between $300 per ounce and $350 per ounce, inclusive. Therefore, the Monthly Deposit Amount for the Bonding Year just commenced is $75,000.

          - The Average Gold Price reported in paragraph 2 is greater than $350 per ounce. Therefore, the Monthly Deposit Amount for the Bonding Year just commenced is the value derived by solving for x in the formula x = $75,000 + [$1,000 . (a -$350)], where a equals the Average Gold Price reported in paragraph 2 above rounded to the nearest whole Dollar.

          - The Average Gold Price reported in paragraph 2 above is less than $300 per ounce. Therefore the Monthly Deposit Amount for the Bonding Year just commenced is the value derived by solving for x in the formula x = $75,000 - [$1,000 . ($300 - a)], where a equals the Average Gold Price reported in paragraph 2 rounded to the nearest whole Dollar, but subject to the limitation that x may not be less than $0.

APOLLO GOLD CORPORATION                      APOLLO GOLD, INC.

By:___________________________               By:     ___________________________
Name: ________________________               Name:  ____________________________
Title:________________________               Title: ____________________________
Date:_________________________               Date:  ____________________________

MONTANA TUNNELS MINING, INC.

By: ___________________________
Name:  ________________________
Title: ________________________
Date:  ________________________

Attachment: Schedule listing New York Spot Market closing gold bid prices and showing computation.


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